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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2001

Winland Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18393	41-0992135
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

507-625-7231
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

    On August 21, 2001, Winland Electronics, Inc. issued a press release announcing the vote against a proposal by Dyna Technology, Inc. to remove all of Winland's existing directors and to elect new directors proposed by Dyna Technology. Approximately 45% of the outstanding shares were voted against the proposal, and approximately 39% of the outstanding shares were voted in favor of the proposal. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial statements: None.

  (b)
  Pro forma financial information: None.

  (c)
  Exhibits:

    Exhibit 99 Press release dated August 21, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2001

WINLAND ELECTRONICS, INC.
By	/s/ Lorin E. Krueger Lorin E. Krueger President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 21, 2001	0-18393
EXHIBIT NO.	ITEM
99	Press Release dated August 21, 2001

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SIGNATURES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 WINLAND ELECTRONICS, INC. EXHIBIT INDEX TO FORM 8-K